REGISTRATION STATEMENT
                                                 ON FORM S-3
                                                    Under
                                         THE SECURITIES ACT OF 1933

                                                 EXHIBIT INDEX
                                                 -------------

         EXHIBIT
         NUMBER                             DESCRIPTION OF DOCUMENTS
         ------                             ------------------------

         Ex-4.1          -  Amended and Restated Agreement of Limited Partnership of Registrant, dated as of
                            May 12, 1987 (the "Partnership Agreement") (filed as Exhibit No. 3.2 to Registrant's
                            Annual Report on Form 10-K for the year ended December 31, 1987 and incorporated herein by reference).

         Ex-4.2          -  Form of Amendment No. 1 to the Partnership Agreement.*

         Ex-4.3          -  Amended and Restated Agreement of Limited Partnership of American Real Estate
                            Holdings, Limited Partnership ("AREH"), dated as of July 1, 1987 (filed as Exhibit No.
                            3.4 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1987 and incorporated herein by reference).

         Ex-4.4          -  Depositary Agreement dated as of May 21, 1987 among Registrant, the General
                            Partner and the Subscription Agent (the "Depositary Agreement") (filed as Exhibit No.
                            4.1 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1987 and incorporated herein by reference).

         Ex-4.5          -  Form of Amendment No. 1 to the Depositary Agreement.*

         Ex-4.6          -  Form of Subscription Certificate (included on pages A-1 and A-2 of the Prospectus forming part of this Registration Statement).

         Ex-4.7          -  Form of Notice of Guaranteed Delivery (included on pages B-1 and B-2 of the
                            Prospectus forming a part of this Registration Statement).

         Ex-4.8          -  Form of Nominee Holder Over-Subscription Exercise Form (included as page C-1 of the Prospectus forming a part of this Registration Statement).

         Ex-4.9          -  Form of Certificate representing Preferred Units.**

         Ex-4.10          - Form of Subscription Guaranty Agreement between Registrant and High Coast Limited
                            Partnership, (the "Gurantor"). *

         Ex-4.11         -  Form of Registration Rights Agreement between Registrant and the Guarantor.*

         Ex-5            -  Opinion of Rogers & Wells.**

         Ex-8            -  Opinion of Rogers & Wells as to certain federal income tax matters.**

         Ex-10.1         -  Note Purchase Agreements, dated as of May 27, 1988 among Registrant, AREH and
                            The Prudential Insurance Company of America (the "Note Agreements") (filed as
                            Exhibit Nos. 2a and 2b to Registrant's Current Report on Form 8-K dated
                            May 27, 1988 and incorporated herein by reference).

         Ex-10.2         -  Amendment No. 1 to the Note Agreement, dated  November 17, 1988.*

         Ex-10.3         -  Amendment No. 2 to the Note Agreement dated November 17, 1988.*

         Ex-10.4         -  Amendment No. 3 to the Note Agreement dated June 21, 1994.*

         Ex-10.5         -  Amendment No. 4 to the Note Agreement dated August 12, 1994.*

         Ex-12           -  Computation of Ratio of Earnings to Fixed Charges (included on pages 36 and 37 of the Prospectus forming a part of this Registration Statement).

         Ex-23.1         -  Consent of KPMG Peat Marwick.**

         Ex-23.2         -  Consents of Rogers & Wells (included in Exhibits 5 and 8).

         Ex-99.1         -  Form of Subscription Agent Agreement between Registrant and the
                            Subscription Agent.*

         Ex-99.2         -  Form of Amended and Restated Agency Agreement between Registrant and the Subscription Agent.*


_______________________

<F1>
     * Previously filed.
<F2>
    ** Filed herewith.
